                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 AMENDED REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)                   March 6, 2002


                           SPANTEL COMMUNICATIONS INC.
             (Exact name of registrant as specified in its charter)


            FLORIDA                        0-25124                  N/A
(State or other jurisdiction          (Commission File        (I.R.S. Employer
Incorporation or organization)            Number)            Identification No.)


1061 NORTH VENETIAN DRIVE, MIAMI, FLORIDA, U.S.A.                       33139
    (Address of principal executive offices)                          (Zip Code)


    305-373-9720                                            305-373-9270
(Issuer's telephone)                                (Issuer's Telecopier number)


ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective January 23, 2000, Spantel Communications Inc. ("Spantel" or the "Company") has retained Spicer Jefferies & Co. of Denver, Colorado as its new certifying accountants, replacing Salberg & Co. The decision to change accountants was solely prompted on the change of business for Spantel.

Salberg & Co. Was notified January 23, 2002.

There was NO disagreements with the former accountant on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure.

March 4, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Re:  Spantel Communications, Inc.
     File Reference No. 0-25124

We were previously the principal accountants for Receptagen, Ltd. (now known as Spantel Communications, Inc. (the "Company")) and under the date of April 30, 2001 (except for Notes 4 and 9 as to which the date is May 31, 2001), we reported on the financial statements of Receptagen, Ltd. and Subsidiaries as of December 31, 2000, 1999 and 1998. On January 23, 2002, our appointment as principal accountant was terminated. We have read the Company's statements included under Item 4 of its Form 8-K dated March 4, 2002 and we agree with such statements except that:

We are not in a position to agree or disagree with the Company's following statements:

"Effective January 17, 2001 Spantel Communications, Inc. ("Spantel" or the "Company") has retained Spicer Jefferies & Company of Denver, Colorado as its new certifying accountants"


Very truly yours,



SALBERG & COMPANY, P.A.
Certified Public Accountants and Consultants

                           MINUTES OF SPECIAL MEETING

                            OF THE BOARD OF DIRECTORS

                                       OF

                          SPANTEL COMMUNICATIONS, INC.


A special meeting of the Board of Directors was held at:

     Date:    January 17, 2002

     Time:    6:00 PM (CET)

     Place:   200-A Benabola
              Puerto Banus, 29660, Malaga
              Spain

The following director was present and constituted a quorum:

              Mohamed A. Khashoggi, Director
              Frank I. Palumbo, Director

     The meeting was called to order. It was determined that the corporation desired to change auditors for Spantel Communication, Inc. The Board agreed to review a proposal to be submitted by Spicer Jeffries, Inc. of Denver, Colorado (U.S.A.)

     RESOLVE, that Spantel Communications, Inc. would execute a management letter appointing Spicer Jeffries, Inc. as the auditor of Spantel
Communications, Inc. and this change would become effective immediately receipt of written confirmation from Salberg & Company, P.A. acknowledging this change.

     No further business having been brought before the meeting, upon motion duly made, seconded, and unanimously adopted, the meeting was adjourned.

Dated: January 17, 2002

Mohamed Khashoggi
Director


Frank Palumbo
Director

Frank Palumbo
Secretary of the Meeting

                          SPANTEL COMMUNICATIONS, INC.
                        PASEO DE LA CASTELLANA 114, 8-4A
                               28046 MADRID, SPAIN


Dear Mr. Salberg

The present letter is to inform you that the board of directors of Spantel Communications Inc. has decided to dispense of the services of Salberg & Co. and retain the services of Spicer Jeffries & Co.

It is in no way a reflection of the work to this date of our relationship: some of our directors have had a long standing relationship with one of the Partners at Spicer Jeffries.

We are most appreciative of the assistance you have provided us with the last Audited Financial Statements and subsequent filings which have been paramount for our merger with Receptagen Ltd.



Yours truly



Mohamed Khashoggi
President & CEO
(Spantel Communications Inc)